ADVANCED SERIES TRUST

Supplement dated August 15, 2007 to the Statement of Additional Information

dated May 1, 2007

This supplement sets forth certain changes to the Statement of Additional Information (SAI) of Advanced Series Trust (the Fund) dated May 1, 2007 with respect to the indicated Portfolios of the Fund.  The Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

I. Fees & Expenses of the Portfolios

The section appearing in Part I of the SAI entitled “Management & Advisory Arrangements—Fee Waivers/Subsidies” is hereby revised by deleting the first and second paragraphs of this section, as well as the table entitled “Fee Waivers & Expense Limitations,” and substituting the following new discussion and table:

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return.

Effective as of July 1, 2007, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. The expense limitations may be discontinued or otherwise modified at any time.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST AllianceBernstein Managed Index 500	Voluntarily limit Portfolio expenses to 0.80%
AST American Century Strategic Allocation	Voluntarily limit Portfolio expenses to 1.25%
AST Cohen & Steers Realty	Voluntarily limit Portfolio expenses to 1.45%
AST DeAM Small-Cap Value	Voluntarily limit Portfolio expenses to 1.14%
AST Goldman Sachs Concentrated Growth	Voluntarily limit Portfolio expenses to 0.86%
AST Goldman Sachs Mid-Cap Growth	Voluntarily limit Portfolio expenses to 1.12%
AST High Yield	Voluntarily limit Portfolio expenses to 0.88%
AST International Growth	Voluntarily limit Portfolio expenses to 1.75%
AST International Value	Voluntarily limit Portfolio expenses to 1.50%
AST JPMorgan International Equity	Voluntarily limit Portfolio expenses to 1.01%
AST Large-Cap Value	Voluntarily limit Portfolio expenses to 1.20%
AST Lord Abbett Bond Debenture	Voluntarily limit Portfolio expenses to 0.88%
AST Marsico Capital Growth	Voluntarily limit Portfolio expenses to 1.35%

ASTSAISUP1

AST MFS Global Equity	Voluntarily limit Portfolio expenses to 1.18%
AST MFS Growth	Voluntarily limit Portfolio expenses to 1.35%
AST Mid-Cap Value	Voluntarily limit Portfolio expenses to 1.45%
AST Money Market	Voluntarily limit Portfolio expenses to 0.56%
AST Neuberger Berman Mid-Cap Growth	Voluntarily limit Portfolio expenses to 1.25%
AST Neuberger Berman Mid-Cap Value	Voluntarily limit Portfolio expenses to 1.25%
AST PIMCO Limited Maturity Bond	Voluntarily limit Portfolio expenses to 1.05%
AST PIMCO Total Return Bond	Contractually limit Portfolio expenses to 1.05%
AST T. Rowe Price Asset Allocation	Voluntarily limit Portfolio expenses to 1.25%
AST T. Rowe Price Natural Resources	Voluntarily limit Portfolio expenses to 1.35%

II. Subadvisory Fees

The “Aggregation Notes to Subadviser Fee Rate Table” and “Fee Waiver Notes to Subadviser Fee Rate Table” appearing in the section of Part I of the SAI entitled “Management & Advisory Arrangements—Subadvisers” are hereby revised by adding the SP Mid Cap Growth Portfolio of The Prudential Series Fund as a Portfolio subject to asset aggregation for purposes of the subadvisory fee calculation, and as a Portfolio subject to the Neuberger Berman subadvisory fee waiver arrangement.

III. Fund Officers

Jack Benintende has resigned as an Assistant Treasurer of the Fund. Peter Parrella has been elected by the Board as an Assistant Treasurer of the Fund. Lee Augsburger has resigned as Chief Compliance Officer of the Fund. Timothy Knierim has been elected by the Board as the Chief Compliance Officer of the Fund. To reflect these changes, the section of Part I of the SAI, entitled Information About Trustees and Officers” is hereby amended by deleting all references and information pertaining to Meesrs. Benintende and Augsburger and substituting the following new information pertaining to Messr. Parrella and Knierim:

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (48) Assistant Treasurer	Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Timothy J. Knierim (48) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

ASTSAISUP1